At Qorvo™
Doug DeLieto
VP, Investor Relations
336-678-7088

FOR IMMEDIATE RELEASE
February 5, 2015

Qorvo Announces $200 Million Share Repurchase Program

Greensboro, NC, and Hillsboro, OR, February 5, 2015 --Qorvo™ (Nasdaq:QRVO), a leading provider of core technologies and RF solutions for mobile, infrastructure and aerospace/defense applications, today announced that its Board of Directors has authorized the repurchase of up to $200 million of the Company’s outstanding common stock. The primary objective of the share repurchase program is to reduce dilution from issuances relating to employee equity awards and the Company's employee stock purchase program.

Share repurchases will be made in accordance with applicable securities laws in either the open market or in privately negotiated transactions. The extent to which Qorvo repurchases its shares, and the timing of such repurchases, will be dependent on market conditions and other corporate considerations. The program may be discontinued at any time.
About Qorvo
Qorvo (Nasdaq:QRVO) is a leading provider of core technologies and RF solutions for mobile, infrastructure and aerospace/defense applications. Qorvo was formed following the merger of RFMD and TriQuint, and has more than 6,000 global employees dedicated to delivering solutions for everything that connects the world. Qorvo has the industry's broadest portfolio of products and core technologies; world-class ISO9001-, ISO 14001- and ISO/TS 16949-certified manufacturing facilities; and is a DoD-accredited ‘Trusted Source’ (Category 1A) for GaAs, GaN and BAW products and services. For the industry’s leading core RF solutions, visit www.qorvo.com.
This press release includes "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about our plans, objectives, representations and contentions, and are not historical facts and typically are identified by use of terms such as "may," "will," "should," "could," "expect," "plan," "anticipate," "believe," "estimate," "predict," "potential," "continue" and similar words, although some forward-looking statements are expressed differently. You should be aware that the forward-looking statements included herein represent management's current judgment and expectations, but our actual results, events and performance could differ materially from those expressed or implied by forward-looking statements. We do not intend to update any of these forward-looking statements or publicly announce the results of any revisions to these forward-looking statements, other than as is required under the federal securities laws. Qorvo’s business is subject to numerous risks and uncertainties, including variability in operating results, the inability of certain of our customers or suppliers to access their traditional sources of credit, our industry's rapidly changing technology, our dependence on a few large customers for a substantial portion of our revenue, our ability to implement innovative technologies, our ability to bring new products to market and achieve design wins, the efficient and successful operation of our wafer fabrication facilities, assembly facilities and test and tape and reel facilities, our ability to adjust production capacity in a timely fashion in response to changes in demand for our products, variability in manufacturing yields, industry overcapacity and current macroeconomic conditions, inaccurate product forecasts and corresponding inventory and manufacturing costs, dependence on third parties and our ability to manage channel partners and customer relationships, lawsuits and claims relating to our products, security breaches and other similar disruptions compromising our information and exposing us to liability, and our ability to integrate the businesses of RFMD and TriQuint. These and other risks and uncertainties, which are described in more detail in Qorvo’s filings with the Securities and Exchange Commission, could cause actual results and developments to be materially different from those expressed or implied by any of these forward-looking statements.

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